Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT each person whose signature appears below, does hereby appoint JOHN MURPHY, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), BERNHARD GOEPELT, Senior Vice President and  General Counsel of the Company, and JENNIFER D. MANNING, Associate General Counsel and Secretary of the Company, or any one of them, as such person’s true and lawful attorney for such person and in such person’s name for the purpose of executing on such person’s behalf (i) the Company’s Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company and any and all amendments and supplements thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith); (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Herbert A. Allen
Name:	Herbert A. Allen
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Ronald W. Allen
Name:	Ronald W. Allen
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Marc Bolland
Name:	Marc Bolland
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Ana Botín
Name:	Ana Botín
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Christopher C. Davis
Name:	Christopher C. Davis
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Barry Diller
Name:	Barry Diller
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Helene D. Gayle
Name:	Helene D. Gayle
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Alexis M. Herman
Name:	Alexis M. Herman
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Robert A. Kotick
Name:	Robert A. Kotick
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Maria Elena Lagomasino
Name:	Maria Elena Lagomasino
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ Caroline J. Tsay
Name:	Caroline J. Tsay
Title:	Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 24th day of October, 2019.

/s/ David B. Weinberg
Name:	David B. Weinberg
Title:	Director